UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2009
Commission File Number of the issuing entity: 333-132242-03
GE EQUIPMENT MIDTICKET LLC, SERIES 2009-1
(Exact name of issuing entity)
Commission File Number of depositor: 333-132242
CEF EQUIPMENT HOLDING, L.L.C.
(Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION
(exact name of sponsor as specified in its charter)

Delaware	20-5439580

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)
(203) 749-2101
Registrant’s telephone number, including area code
No Change
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1.01 Entry into a Material Definitive Agreement
The following material definitive agreement has been entered into:
1. Underwriting Agreement, dated as of December 15, 2009 (the “Underwriting Agreement”), among General Electric Capital Corporation (“GECC”), CEF Equipment Holding, L.L.C. (“CEF Holding”) and Banc of America Securities LLC (“BofA Securities).
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
December 15, 2009

CEF EQUIPMENT HOLDING, L.L.C.

By: Name: Title:	/s/ Charles Rhodes Charles Rhodes Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

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